EXHIBIT 10.1
R. G. BARRY CORPORATION
2005 LONG-TERM INCENTIVE PLAN
* AMENDMENT NOTICE AND CONSENT FORM *
Regarding Restricted Stock Units Awarded To
_________________ on May 17, 2006 (“Grant Date”)
On May 17, 2006, R. G. Barry Corporation (“Company”) awarded you ____________ Restricted Stock Units (“RSUs”) under the R. G. Barry Corporation 2005 Long-Term Incentive Plan (“Plan”). In part, you earned those RSUs if specified performance goals were met during each of the Company’s five fiscal years ending after May 17, 2006 (“Restriction Period”) and the balance were earned if you were actively employed on May 17, 2011. Since your RSUs were granted, the Company changed its fiscal year from the Saturday closest to December 31 to the Saturday closest to June 30. This change will affect the Restriction Period over which you may earn your RSUs, but only if you consent to this change. In consideration for your consent to this change, the Company will pay you an additional amount of $____________. However, if you do not consent to this change, you will not receive this amount and your RSUs will continue to vest based on the Company’s old fiscal year.
This Amendment Notice and Consent Form describes how the change to the Restriction Period may affect when your RSUs vest. Please read this Amendment Notice and Consent Form carefully. You also may want to discuss this matter with your investment advisor or attorney.
In order for the Restriction Period change to be effective and in order to receive the additional amount of $____________, you must sign this amendment to your award agreement and return the signed consent to the address given below no later than August 15, 2006.
When Your RSUs Will Vest and Be Settled
Under the terms of your original award agreement, your RSUs would have vested and would have been settled in shares of Company stock as follows:
•	20 percent of the RSUs granted in 2006 (“2006 RSUs”) vested on each anniversary of the Grant Date (i.e., on each May 17) if specified performance criteria had been met during the Company’s old fiscal year; but

•	Even if those performance criteria were not met, all of your 2006 RSUs would have vested on the fifth anniversary of the Grant Date, if you were employed by the Company on that date.
Example: Under the terms of your original award agreement you were granted, if specified performance criteria were met for the fiscal year that ended on the Saturday closest to December 31 of 2006, ____________of your RSUs (or 20% of the number granted) would have vested and been settled on May 17, 2007. However, if those criteria had not been met, the same ____________RSUs would have been earned and settled only if you remained actively employed by the Company until May 17, 2011.
Under the amended award agreement (which will take effect if you consent to the amendments in this Amendment Notice and Consent Form), your RSUs will vest and be settled in shares of Company stock as follows:
•	20 percent of your 2006 RSUs will vest on each August 15 if specified performance criteria are met during the Company’s new fiscal year; but

•	Even if those performance criteria are not met, all of your 2006 RSUs will vest on the fifth anniversary of the Grant Date, if you remain employed by the Company until that date.
The treatment of your unvested RSUs upon your death, Disability (as defined in the Plan) or Retirement (as defined in the Plan) will remain the same as that described in your original award agreement.
Example: Under the terms of this amendment to your award agreement, if specified performance criteria are met for the fiscal year that ends on the Saturday closest to June 30, 2007, ____________ of your RSUs (or 20% of the number granted) will vest and be settled as soon as administratively feasible after the close of the new fiscal year (i.e., the Saturday closest to June 30, 2007). However, if those criteria are not met, the same ____________ RSUs will be earned and settled only if you remained actively employed by the Company from May 17, 2006 until May 17, 2011.
All other provisions contained in your original Restricted Stock Unit Award Agreement remain the same.
How the New Vesting Schedule May Affect Your RSUs
The change to the Restriction Period affecting your RSUs may:
•	Accelerate the date your RSUs vest and are settled if the performance criteria are met during the Company’s new fiscal year, but would not have been met during the Company’s old fiscal year; or
•	Delay the date your RSUs vest and are settled if the performance criteria would have been met during the Company’s old fiscal year, but are not met by the end of the Company’s new fiscal year (in this case, the RSUs still will vest on May 17, 2011 if you are employed by the Company until that date).
To illustrate, assume:
•	The performance criteria are met during the new fiscal year but would not have been met during the old fiscal year. In this case, ____________ RSUs will be settled after the Saturday closest to June 30 on August 15, 2007 under this amendment, which is earlier than the date (May 17, 2011) they would have been settled under the original award agreement (assuming you are actively employed by the Company until that date).
•	The performance criteria are not met during the new fiscal year but would have been met during the old fiscal year. In this case, ____________ RSUs will be settled on May 17, 2011 (assuming you are actively employed by the Company until that date), which is later than the date (May 17, 2007) on which they would have been settled under the original award agreement. Also, these RSUs will be forfeited if your employment ends before May 17, 2011.
Although the Company does not know whether it is more or less likely that the performance criteria will be met under the old or the new fiscal years, it also recognizes that there is a chance that this change to the Restriction Period will delay the date your RSUs are settled and increases the chance that some of the RSUs could be forfeited because your employment ends before May 17, 2011. For this reason, the Company has decided to make a special payment to you of $____________if you consent to this amendment. Specifically:
•	You will receive $____________ if you consent to have your RSUs vest based on the Company’s new fiscal year; but
•	You will not receive $____________ if you do not consent to have your RSUs vest based on the Company’s new fiscal year.
You Must Consent to this Amendment if You Are to Receive the Special Amount Offered in Exchange for Your Consent

Before signing this form, you should discuss the effect of this Amendment Notice and Consent Form with your tax advisor or attorney.
*****
If you decide to consent to this amendment and to accept $____________as consideration for doing so, sign on the space provided below to indicate your consent, and return this form no later than August 15, 2006 to:
Jose Ibarra
R. G. Barry Corporation
13405 Yarmouth Road N.W.
Pickerington, Ohio 43147
After the Amendment Notice and Consent Form is received, the Committee will acknowledge receipt of your signed form and you will receive a check for $____________, minus applicable tax withholding.
Your Acknowledgment of Award Conditions
By signing below, I acknowledge and agree that:
•	I have read this Amendment Notice and Consent Form in its entirety;

•	I understand the effect of this Amendment Notice and Consent Form and either have consulted with my tax advisor or attorney or acknowledge that I have been encouraged to do so before signing this form;

•	I knowingly and voluntarily consent to the changes described in this Amendment Notice and Consent Form and understand that the changes will take effect immediately;

•	I am accepting $____________, which I acknowledge to be adequate consideration for consenting to the changes described in this Amendment Notice and Consent Form, and understand that, once I sign and return this form, the amendment will be effective, enforceable and irrevocable; and

•	I understand and accept the new and old conditions placed on my Award and understand what I must do to earn the Award.

[NAME]	R. G. BARRY CORPORATION
By:

(signature)
Date signed:	Date signed:

*****
If you decide not to consent to this amendment and not to accept $____________as consideration for doing so, sign on the space provided below to indicate that you do not consent to this change, and return this form no later than August 15, 2006 to:
Jose Ibarra
R. G. Barry Corporation
13405 Yarmouth Road N.W.
Pickerington, Ohio 43147
After the Amendment Notice and Consent Form is received, the Committee will acknowledge receipt of your signed form.
Your Acknowledgment
By signing below, I acknowledge and agree that:
•	I have read this Amendment Notice and Consent Form in its entirety;

•	I understand the effect of this Amendment Notice and Consent Form and either have consulted with my tax advisor or attorney or acknowledge that I have been encouraged to do so before signing this form; and

•	I will not receive the amount of $___that I otherwise would have received as consideration for consenting to the changes described in this Amendment Notice and Consent Form.

[NAME]	R. G. BARRY CORPORATION
By:

(signature)
Date signed:	Date signed:

*****
Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on __________________.

R. G. Barry Corporation Compensation Committee
By:

Date:

Note: Send a copy of this completed form to the grantee and keep a copy as part of the Plan’s permanent records.